SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

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PFS Funds (Name of Registrant as Specified in Its Charter) (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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PFS Funds Christopher Weil & Company Core Investment Fund 1939 Friendship Drive, Suite C El Cajon, California 92020 1-888-550-9266 January 5, 2017

Dear Shareholder:

     Enclosed is a Notice, Proxy Statement and Proxy Card for a Special Meeting of Shareholders (the “Meeting”) of the Christopher Weil & Company Core Investment Fund (the “Fund”), a series portfolio of the PFS Funds (the “Trust). Shareholders of the Portfolio will be asked to approve a change in the sub-classification of the Portfolio from a "diversified" fund to a "non-diversified" fund (the "Reclassification"), as such terms are defined in the Investment Company Act of 1940, as amended. The Meeting is scheduled for February 10, 2017 and will be held at 1:00 p.m., Eastern Time at the offices of Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. If you are a shareholder of record of the Fund as of the close of business on November 15, 2016, you are entitled to vote at the Meeting and any adjournment thereof.

     The accompanying Proxy Statement provides a detailed description of the proposed Reclassification. Please take the time to read the enclosed materials.

     I am writing to ask for your prompt vote for the approval the Reclassification. The proposal has been carefully reviewed by the Board of Trustees of the Trust. The Board of Trustees unanimously approved the Reclassification and recommends that you vote FOR the proposal.

     It is very important to receive your vote before February 10, 2017. Voting is quick and easy. Everything you need to vote is enclosed. Please mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll free number on your proxy card to vote by telephone. You should use the enclosed instructions to vote by telephone.

     I appreciate your participation and prompt attention to this matter. If you have any questions about the proposed Reclassification, please call 1-888-550-9266. Thank you for your continued investment with the Fund.

Sincerely, /s/ Ross C. Provence Ross C. Provence President of the Trust

Notice of Special Meeting of Shareholders ________________________________________

PFS Funds
Christopher Weil & Company Core Investment Fund
1939 Friendship Drive, Suite C
El Cajon, California 92020
1-888-550-9266
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held February 10, 2017

Important Notice Regarding Availability of Proxy Materials for the
Shareholder Meeting to be held on February 10, 2017
This Proxy Statement is Available online at the Following Website:
www.cweil.com/cweilproxy.pdf

Dear Shareholders:

The Board of Trustees of PFS Funds (the “Trust”) is holding a special meeting (the “Meeting”) of shareholders of the Christopher Weil & Company Core Investment Fund (the “Fund”), a series portfolio of the Trust, on February 10, 2017 at 1:00 p.m., Eastern Time. The Meeting will be held at the offices of Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

The Special Meeting is being held for the following purposes:

1.	To approve changing the sub-classification of the Fund from a "diversified" fund to a "non-diversified" fund (the "Reclassification"), as such terms are defined in the Investment Company Act of 1940, as amended; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

The Trust has fixed the close of business on November 15, 2016 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting.

Each share of the Fund is entitled to one vote and a proportionate fractional vote for each fractional share held. You are cordially invited to attend the Meeting. If you are unable to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope or by facsimile. It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided. As always, we thank you for your confidence and support.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD PROMPTLY OR VOTE BY USING THE TOLL-FREE

TELEPHONE FOUND ON YOUR PROXY CARD.

     To assure your representation at the Meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You also may vote by telephone by following the instructions on the enclosed proxy card. Whether or not you plan to attend the Meeting in person, please vote your shares; if you attend the Meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call 1-888-550-9266.

     The Trust’s Board of Trustees has carefully reviewed the proposal and recommends that you vote “FOR” the proposal.

By Order of the Trust, /s/ Ross C. Provence Ross C. Provence President of the Trust

January 5, 2017

PROXY STATEMENT

Special Meeting of Shareholders to be held on February 10, 2017

     This Proxy Statement is furnished in connection with a Special Meeting of Shareholders (the "Meeting") of the Christopher Weil & Company Core Investment Fund (the "Fund") called by the Board of Trustees (the "Board") of PFS Funds (the “Trust”) on February 10, 2017 at 1:00 p.m., Eastern Time, at the offices of Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on November 15, 2016 (“Record Date”) are entitled to receive notice of and to vote at the Meeting.

     It is estimated that proxy materials will be mailed to shareholders of record on or about January 9, 2017. The principal executive offices of the Fund are located at 1939 Friendship Drive, Suite C, El Cajon, California 92020. Copies of the Fund's most recent Annual Report are available upon request, without charge, by writing to the Fund at Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 or by calling 1-888-550-9266.

IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE SPECIAL MEETING
OF SHAREHOLDERS TO BE HELD ON FEBRUARY 10, 2017

The following materials relating to this Proxy Statement are available at
www.cweil.com/cweilproxy.pdf

  this Proxy Statement;
  the accompanying Notice of Special Meeting of Shareholders;
  information on how to obtain directions to attend the meeting in person;
  proxy cards and any other proxy materials; and
  the Fund's Annual Report for the fiscal year ended November 30, 2015 and the Fund’s Semi-Annual Report for the semi-annual period ended May 31, 2016.

     AT YOUR REQUEST, THE TRUST WILL SEND YOU A FREE COPY OF THE MOST RECENT AUDITED ANNUAL REPORT FOR THE FUND, AND THE MOST RECENT SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY. AT YOUR REQUEST, THE TRUST WILL SEND YOU A FREE COPY OF THE FUND’S CURRENT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. PLEASE CALL THE TRUST AT 1-888-550-9266 OR WRITE TO CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND, 1939 FRIENDSHIP DRIVE, SUITE C, EL CAJON, CA 92020 TO REQUEST AN ANNUAL AND/OR SEMI-ANNUAL REPORT, A PROSPECTUS, A STATEMENT OF ADDITIONAL INFORMATION OR WITH ANY QUESTIONS YOU MAY HAVE RELATING TO THE PROXY STATEMENT.

PROPOSAL: APPROVAL OF RECLASSIFICATION OF FUND TO NON-DIVERSIFIED

Introduction

     The Board of Trustees of PFS Funds (the “Trust”) has unanimously approved, and recommends that shareholders of the Christopher Weil & Company Core Investment Fund (the “Fund”) approve, changing the sub-classification of the Fund from a "diversified" fund to a "non-diversified" fund (the "Reclassification"), as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Generally, a mutual fund that is non-diversified may invest a higher percentage of its assets in a smaller number of companies than a diversified fund.

     Currently, the Fund seeks to achieve long-term capital appreciation by investing in undervalued equity securities. Under normal market conditions the Fund invests primarily in common stocks of companies with market capitalizations of $1 billion or more. From time to time, the Fund may invest more than 20% of its assets in a particular sector. Christopher Weil & Company, Inc., the Fund’s investment adviser (the “Adviser”), uses fundamental analysis to identify securities the Adviser believes are trading at a discount to their estimated value. The Adviser considers both fundamentals and technical factors when identifying investment opportunities. These considerations may include a company trading at or near its current low, a low debt level or high interest coverage, a low price-to-earnings ratio, a low price-to-book ratio, the company's free cash flow, the company's dividend yield, and the company's return on equity. The Adviser also seeks to invest in companies that have a defensible competitive advantage, relevant products, competent and shareholder-oriented management, and growth. Although tending to focus on U.S. companies, the Adviser may also invest in foreign companies with these attributes. The Fund's foreign investments, if any, consist primarily of depositary receipts ("DRs"). DRs are certificates issued by a U.S. bank that represent a certain amount of shares of a foreign company on a foreign or U.S. based stock exchange. The Fund may also invest up to 25% of its net assets in securities of companies located in emerging markets (i.e. those countries that have developing economies, many of which are experiencing rapid growth and industrialization). The Fund’s current investment strategy contemplates that it will normally hold a core position of between 25 and 40 securities. If the proposal that is being put forth to shareholders is approved, the Fund’s investment strategy will be revised to indicate that the Adviser may cause the Fund to hold 20 or fewer positions in constructing the Fund’s non-diversified portfolio.

     For a diversified fund, at least 75% of the value of a mutual fund's total assets must be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies and other securities of any one issuer limited to 5% of such mutual fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified mu tu al fund is not subject to these requirements. Section 13(a)(1) of the 1940 Act provides that shareholder approval is required for a mutual fund to change its sub-classification from diversified to non-diversified.

     Because the Fund is expected to invest in a smaller number of issuers as a non-diversified m u t u a l fund than it does currently and a smaller number than other, more diversified, investment mutual funds, the Fund’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Fund’s investments consisted of securities issued by a larger number of issuers.

     It should be noted that, as a non-diversified mutual fund, the Fund would nonetheless remain subject to certain additional diversification requirements that apply to mutual funds under the Internal Revenue Code of 1986, as amended. Thus, with respect to 50% of the Fund’s total assets, the Fund may not invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer. With respect to the remaining 50% of the Fund’s total assets, the Fund may not invest more than 25% of its assets in any one issuer. These requirements may limit the Fund’s ability to concentrate its investments in a limited number of securities as described above. It also should be noted that, even if the Reclassification is approved, the Adviser may not operate the Fund as non-diversified at all times, depending on the Adviser’s assessment of the investment opportunities available from time to time.

     The Reclassification and the changes to the Fund’s investment strategy and policies described above, is expected to be effective as of February 28, 2017.

     The Adviser has indicated to the Board that it believes it is appropriate to modify that investment strategies of the Fund to reflect its belief that holding a fewer number of securities positions would be more appropriate for achieving the Fund’s investment objective. The Adviser has indicated that to make the foregoing modification, it will be necessary to change the Fund from being a diversified fund to a non-diversified fund. Based on the Adviser’s indication, the Trust’s Board of Trustees, as noted above, recommends that you vote “FOR” the proposal.

*           *           *

Vote Required and the Board's Recommendation

     Pursuant to Section 13(a)(1) of the 1940 Act, approval of the Reclassification requires the affirmative vote of a majority of its outstanding voting securities, as defined in the 1940 Act to mean the lesser of (i) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present (or represented by proxy), or (ii) more than 50% of the outstanding voting securities of the Fund.

ADDITIONAL INFORMATION

OTHER SERVICE PROVIDERS

     Christopher Weil & Company Inc., 11236 El Camino Real, Suite 200, San Diego, California 92130, serves as the investment adviser to the Fund. The Adviser provides day-to-day management of the Fund’s investments and assists in the overall management of the Fund's affairs. The Adviser provides investment management services to client discretionary accounts with assets totaling approximately $497 million as of November 30, 2016. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Fund. Additional information is available at www.cweil.com.

     Premier Fund Solutions, Inc. (“PFS”), 1939 Friendship Drive, Suite C, El Cajon, CA 92020, provides the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. PFS receives a monthly fee from the Adviser equal to an annual rate of 0.07% of the Fund's assets under $200 million, 0.05% of the next $500 million of the Fund's average daily net assets, and 0.03% of the average daily net assets of the Fund thereafter (subject to a minimum monthly fee of $2,500). For the fiscal year ended November 30, 2016, the Adviser paid PFS $30,000 for administrative services with respect to the Christopher Weil & Company Core Investment Fund. A Trustee of the Trust is the CEO of PFS.

     Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, acts as the Fund's transfer agent. MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (direct shareholders) or $8.00 per shareholder (fundserv accounts) (subject to a minimum monthly fee of $775) for these transfer agency services.

     In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Adviser based on the average value of the Fund. These fees are: from $0 to $25 million in assets the annual fee is $22,200, from $25 million to $50 million in assets the annual fee is $31,700, from $50 million to $75 million in assets the annual fee is $37,450, from $75 million to $100 million in assets the annual fee is $43,200, from $100 million to $125 million in assets the annual fee is $48,950, from $125 million to $150 million in assets the annual fee is $54,700, from $150 million to $200 million in assets the annual fee is $60,450, from $200 million to $300 million in assets the annual fee is $60,450 plus .01% on assets greater than $200 million and above $300 in assets the annual fee is $70,450 plus .005% on assets greater than $300 million. For the fiscal year ended November 30, 2016, the Adviser paid MSS $37,724 for transfer agent and accounting services with respect to the Christopher Weil & Company Core Investment Fund.

     Rafferty Capital Markets, LLC (the “Distributor”), located at 1010 Franklin Avenue, 3rd Floor, Garden City, NY 11530, serves as the principal underwriter of the Fund’s shares. The Distributor is a broker-dealer and acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

COMMISSIONS PAID TO AFFILIATED BROKERS

     During the Fund's most recently completed fiscal year ended November 30, 2015, the Fund did not pay any commissions to any affiliated brokers.

PAYMENT OF PROXY EXPENSES

     The Adviser will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. The Fund will not incur any of these expenses. It is estimated that all of the expenses of the proxy solicitation will be approximately $21,000.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of any class of the Fund. On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.

Name and Address	Number of Shares Owned	Percentage Held

National Financial Services Corp.	2,761,387.04	98.25%
For Benefit of Customers
One World Financial Center
200 Liberty Street
New York, New York 10281

     Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS

     For a free copy of the Fund's annual report for the fiscal year ended November 30, 2015 or semi-annual report for the period ended May 31, 2016, shareholders of the Fund may call 1-888-550-9266 or write to the Fund c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

SUBMISSION OF SHAREHOLDER PROPOSALS

     The Trust is organized as a Massachusetts business trust. The Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

VOTING INFORMATION

Voting by Proxy

     The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy card and mail it back to the Trust in the envelope provided. The Trust urges you to fill out and return your proxy card even if you plan to attend the Meeting. Returning your proxy card will not affect your right to attend the Meeting and vote.

     The Trust has named Gregory Getts and Umberto Anastasi as proxies, and their names appear on your proxy card(s). By signing your proxy card and returning it, you are appointing those persons to vote for you at the Meeting. If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on the proposal as recommended by the Trust’s Board of Trustees.

     If an additional matter is presented for vote at the Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this Proxy Statement was printed, the Trust was not aware of any other matter that needed to be acted upon at the Meeting other than the proposal discussed in this Proxy Statement.

     If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Meeting, at the following address: Gregory Getts, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 or by attending the Meeting and voting in person.

Voting in Person

     If you attend the meeting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Meeting. If you attend the Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Voting Securities and Required Vote

     As of the Record Date, there were 2,810,577.45 shares of beneficial interest of the Fund issued and outstanding.

     All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on the Proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

     Forty percent (40%) of the Shares entitled to vote shall be a quorum for the transaction of business at the Meeting. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. An affirmative vote of the holders of a “majority of the outstanding voting shares,” as that term is defined in the 1940 Act, of the Fund is required for the approval of the Proposal. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

     Broker “non-votes” (that is, shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the broker or nominee does not have discretionary power to vote on a particular matter) will be counted for purposes of determining the presence of a quorum. If you mark “abstain” on your proxy card with respect to a Proposal, your vote will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Proposal. Broker “non-votes” will also have the effect of a “no” vote for purposes of obtaining the requisite approval of a Proposal.

Householding

     As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends. If you would like to receive an additional copy, please contact the Fund by calling 1-888-550-9266 or write to the Fund c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. The Trust will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust's reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

OTHER BUSINESS

     The Board of Trustees of the Trust knows of no business to be brought before the Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Fund and the shareholders of the Fund.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of such shares.

Dated: January 5, 2017

CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND

SPECIAL MEETING OF SHAREHOLDERS

February 10, 2017

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Gregory Getts and Umberto Anastasi, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above referenced Fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 at 1:00 p.m., Eastern Time on Friday, February 10, 2017 at, or at any adjournment thereof, on the Proposal described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated January 5, 2017, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGES OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy will be voted as specified. By voting by telephone or by signing and dating this proxy card, you authorize the proxies to vote the proposals as indicated or marked, or if not indicated or marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournments or postponements thereof. Even if you plan to attend the Meeting, to help ensure that your vote is represented, please vote (1) by telephone; or (2) by completing and mailing this proxy card at once in the enclosed envelope. If you vote by telephone, you do not need to mail in your proxy card. To vote by telephone please call 1-888-550-9266 between 8:30 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy. Your
signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Shareholder Signature ___________________________	Date ______________

Joint Shareholder Signature _______________________	Date ______________

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.cweil.com/cweilproxy.pdf

Please fill in box(es) as shown using black or blue ink. :

The Board of Trustees recommends voting “FOR” the Proposal with respect to the above referenced Fund. You may only complete this proxy with respect to the Fund in which you were a shareholder of record as of November 15, 2016.

1	.	Proposal - 1. To approve changing the sub-classification of the Fund from a "diversified" fund to a "non-diversified" fund (the
"Reclassification"), as such terms are defined in the Investment Company Act of 1940.

		FOR	AGAINST	ABSTAIN
		[ ]	[ ]	[ ]

2	.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.
Please check box at right if you will be attending the meeting.				[ ]

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

Mail to:

Christopher Weil & Company Core Investment Fund, 8000 Town Centre Dr., Ste 400, Broadview Heights, OH 44147